UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 31, 2007

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

21001 Van Born Road, Taylor, Michigan	48180

(Address of Principal Executive Offices)	(Zip Code)
(313) 274-7400
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated July 31, 2007 reporting Masco Corporation’s financial results for the second quarter of 2007 and certain other information and supplemental information prepared for use in connection with the financial results for the second quarter of 2007. On July 31, 2007, Masco Corporation will hold an investor conference call and web cast to discuss financial results for the second quarter of 2007.
     This information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
99	Press Release of Masco Corporation dated July 31, 2007 reporting Masco Corporation’s financial results for the second quarter of 2007 and certain other information and supplemental information prepared for use in connection with the financial results for the second quarter of 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION
By:	/s/ John G. Sznewajs
Name:	John G. Sznewajs
Title:	Vice President, Treasurer and Chief Financial Officer

July 31, 2007

EXHIBIT INDEX
99	Press Release of Masco Corporation dated July 31, 2007 reporting Masco Corporation’s financial results for the second quarter of 2007 and certain other information and supplemental information prepared for use in connection with the financial results for the second quarter of 2007.